UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2006

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On March 22, 2006, Entrust Inc. (“Entrust”) filed a patent infringement lawsuit against Addison Avenue Federal Credit Union in the United States District Court for the Northern District of California. The lawsuit alleges infringement of Entrust’s U.S. patent 5,712,627. Entrust is seeking damages for patent infringement, including treble damages for wilful infringement, as well as injunctive and other relief. A copy of Entrust’s related press release, dated and issued March 23, 2006, is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 23, 2006 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: March 23, 2006	By:	/s/ David J. Wagner
David J. Wagner Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 23, 2006 (furnished herewith).